UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

February 4, 2026 (November 10, 2025)

Date of report (date of earliest event reported)

Nordicus Partners Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	Commission File No. 001-11737	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 South Beverly Dr., Suite 505, Beverly Hills, CA 90212

(Address of Principal Executive Offices)

(424) 256-8560

(Registrant’s Telephone Number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Establishment of Board Committees and Adoption of Charters:

On November 10, 2025, the Board of Directors (the “Board”) of Nordicus Partners Corporation (the “Company”) established the Audit Committee, the Compensation Committee and the Nominating Committee of the Company’s Board and adopted charters to govern the respective committees.

On November 10, 2025, the Audit Committee consists of Kim Mücke, Andrew J. Ritter and Peter Severin. Kim Mücke serves as the Chair of the Audit Committee. The Board has determined that, based on his professional qualifications and experience, Mr. Mücke is an audit committee financial expert as defined under the rules of the Securities and Exchange Commission, and that each member of the Audit Committee is able to read and understand fundamental financial statements.

On November 10, 2025, the Compensation Committee consists of Andrew J. Ritter, Kim Mücke and Peter Severin. Andrew J. Ritter serves as the Chair of the Compensation Committee.

On November 10, 2025, the Nominating Committee consists of Peter Severin, Andrew J. Ritter and Kim Mücke. Peter Severin serves as the Chair of the Compensation Committee.

A copy of the Company’s Audit Committee Charter, Compensation Committee Charter and Nominating Committee Charter are attached as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Audit Committee Charter of Nordicus Partners Corporation
99.2	Compensation Committee Charter of Nordicus Partners Corporation
99.3	Nominating Committee Charter of Nordicus Partners Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 4, 2026	Nordicus Partners Corporation

	By:	/s/ Henrik Rouf
Henrik Rouf
Chief Executive Officer